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                            SUMMIT INVESTMENT TRUST

                            SUMMIT HIGH YIELD FUND
                       SUMMIT EMERGING MARKETS BOND FUND

                         Supplement Dated May 18, 2001
                                      To
  Prospectus and Statement of Additional Information Dated September 30, 2000

     This information amends and supplements the disclosure in the Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") of Summit Investment Trust (the "Trust") dated September 30, 2000:

Liquidation of the Two Funds of the Trust

     On May 16, 2001, the Board of Trustees of the Trust (the "Board") unanimously voted to liquidate and terminate the Summit High Yield Fund and the Summit Emerging Markets Bond Fund (each, a "Fund," and together, the "Funds"), the two series of the Trust and adopted and approved a Plan of Liquidation and Dissolution (the "Plan"). As a result of the decision to pursue liquidation and termination of each of the Funds, as of the date of this Supplement, new investors are no longer permitted to purchase shares of the Funds, except for purchases made in connection with a 401(k) plan, 403(b) plan or other employer-sponsored qualified retirement plan, during the period necessary to make arrangements with the participants in such plan for investment of plan assets in other funds or investments. Until the effective date of the liquidation and termination of the Funds (the "Effective Date"), which is expected to occur on July 6, 2001, investors that are currently shareholders of a Fund as of the date of this Supplement may continue to purchase shares of the Fund, provided that no front-end or contingent deferred sales charge is applicable to the purchase. Shareholders may continue to redeem their shares of the Funds until the Effective Date. On and after the Effective Date, no shares of the Funds may be purchased or redeemed. Shareholders of each of the Funds on the Effective Date will be paid liquidating distributions by such Fund shortly after the later of the Effective Date or a valuation date that follows the Effective Date pursuant to the Plan.

     This information amends and supplements the disclosure beginning on page 31 of the Prospectus and the disclosure in the Section "Investment Advisory Services" beginning on page 41 of the SAI and the Supplement dated March 1, 2001.

     The investment adviser of the Trust is First Summit Capital Management ("FSCM"), an Ohio general partnership that is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "1940 Act"). FSCM was organized principally for the purpose of sponsoring and managing the Trust pursuant to a Joint Venture Agreement (the "Joint Venture Agreement") between Summit Investment Partners, LLC ("Summit"), formerly
Carillon Advisors, Inc., an Ohio corporation, and Freeman Holding Company, Inc. ("Freeman"), a Delaware corporation. FSCM currently provides services to the two series or portfolios of the Trust (each, a "Fund," and together, the "Funds")
and has served as investment adviser to the Funds pursuant to an Investment Advisory Agreement with the Trust dated June 27, 1994, as amended and restated December 16, 1997 (the "Advisory Agreement"). Summit currently provides services to the Funds and has served as investment sub-adviser to the Funds pursuant to an Investment Sub-Advisory Agreement with FSCM dated September 18, 1996, as amended (the "Sub-Advisory Agreement").
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     On December 15, 2000, Freeman assigned all of its right, title and interest in the Joint Venture Agreement to its wholly owned subsidiary, Freeman
Securities Company, Inc. ("FSCI"). Subsequently, on December 29, 2000, Freeman sold FSCI to Native Nations Securities, a financial services company ("Native Nations"). This sale of FSCI may be deemed assignments of the Advisory Agreement and Sub-Advisory Agreement to Native Nations. Pursuant to the terms of the Advisory Agreement and the Sub-Advisory Agreement, as well as the requirements under the 1940 Act, each of such agreements automatically terminates in the event of an assignment; therefore, each of such agreements may be deemed to have been terminated on December 29, 2000.

     Subsequent to the termination of each of such agreements, FSCM and Summit have provided and will continue to provide services to the Funds on the same terms as those provided in the Advisory Agreement and Sub-Advisory Agreement, respectively. Subsequent to the termination of the Advisory Agreement, the Funds pay FSCM fees in the amount of the lesser of (i) the costs incurred by FSCM in performing its duties under the terms of the Advisory Agreement, or (ii) the amount that would have been due under such agreement absent the termination. Subsequent to the termination of the Sub-Advisory Agreement, FSCM pays Summit advisory fees in the amount of the lesser of (x) the costs incurred by Summit in performing its duties under the terms of the Sub-Advisory Agreement, or (y) the amount that would have been due under such agreement absent the termination.

     These arrangements for services for the Funds under the terms of the Advisory Agreement and Sub-Advisory Agreement and the fees paid therefor may be replaced by new investment advisory and sub-advisory agreements that are approved for each of the Funds by the Board of Trustees of the Trust and by the vote of the shareholders of such Fund at a duly constituted shareholder meeting. Due to the imminent liquidation and termination of each of the Funds, however, and each Fund's continuing to receive, until it is terminated, the same advisory services at the same or less cost than prior to the termination of the agreements, the Board has determined not to incur the expenses of arranging for new investment advisory and sub-advisory agreements for the Funds and holding a shareholder meeting to vote regarding such agreements.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE